UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 10, 2013

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CARMAX, INC.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-31420 (Commission File Number)	54-1821055 (I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway Richmond, Virginia (Address of principal executive offices)	23238 (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0422

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

The registrant issued a press release on April 10, 2013, announcing its fourth quarter and fiscal year results.  The press release is being furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 2.02.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits	The following exhibit is being furnished pursuant to Item 2.02 above.
99.1	Press release, dated April 10, 2013, issued by CarMax, Inc., entitled “CarMax Reports Record Fourth Quarter and Fiscal Year Results.”

SIGNATURES

                        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMAX, INC.

                                                                                                                                                (Registrant)

Dated:  April 10, 2013By:/s/ Thomas W. Reedy

Thomas W. Reedy

Executive Vice President and

Chief Financial Officer

EXHIBIT INDEX

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Exhibit No.	Description
99.1	Press release, dated April 10, 2013, issued by CarMax, Inc., entitled “CarMax Reports Record Fourth Quarter and Fiscal Year Results.”